                                                                      Exhibit 13

                            Schedule 13 Calculations

                        Annual Admin Charge Calculations
          ------------------------------------------------------------

          AVG POLICY SIZE...                   $ 40,000.00
          CHARGE...                            $ 30.00

          30/40000*1000 =                      $ 0.75


                            Hypothetical Unit Values
          ------------------------------------------------------------
          31-Dec-00      8.377539793      a
          31-Dec-01      7.337803662      b


                         STRATEGIC PARTNERS NON-EXCHANGE
                         1.40%                  STOCK
          ------------------------------------------------------------
1 YEAR % OF RETURN                  -12.41%      c      =(b-a)/a
ERV (ENDING REDEEMABLE VALUE)        875.89      d      =(c*1000)+1000
ANNUAL ADMIN CHARGE                    0.75      e      =Annual Admin Charge
GMIB CHARGE                            2.63      f      =IF(c<=0.05,(((1000*0.05)+1000)*0.0025),d*(0.0025*($E$64)))
EARNING APPRECIATOR CHARGE             1.31      g      =d*0.0015
Less Admin, GMIB, EAPP               871.20      h      =d-e-f-g
ROR BEFORE LOAD                     -12.88%             =(h/1000)-1


                            Schedule 13 Calculations

                        Annual Admin Charge Calculations
          ------------------------------------------------------------
          AVG POLICY SIZE...                   $ 40,000.00
          CHARGE...                            $ 30.00

          30/40000*1000 =                      $ 0.75


                            Hypothetical Unit Values
          ------------------------------------------------------------
                        31-Dec-00      7.879145417      a
                        31-Dec-01      6.877556555      b


                         STRATEGIC PARTNERS NON-EXCHANGE
                         1.75%                  STOCK
          ------------------------------------------------------------
1 YEAR % OF RETURN                  -12.71%      c      =(b-a)/a
ERV (ENDING REDEEMABLE VALUE)        872.88      d      =(c*1000)+1000
ANNUAL ADMIN CHARGE                    0.75      e      =Annual Admin Charge
GMIB CHARGE                            2.63      f      =IF(c<=0.05,(((1000*0.05)+1000)*0.0025),d*(0.0025*($E$64)))
EARNING APPRECIATOR CHARGE             1.31      g      =d*0.0015
Less Admin, GMIB, EAPP               868.20      h      =d-e-f-g
ROR BEFORE LOAD                     -13.18%             =(h/1000)-1